Shareholder Rights Plan:	12 Months Ended
Dec. 31, 2013
Shareholder Rights Plan: [Abstract]
Shareholder Rights Plan:

Note 10.    Shareholder Rights Plan:

The Company instituted a shareholder rights plan (the "Rights Plan") in 1999. Since the original approval by the shareholders, the Rights Plan and the Rights Plan agreement have been amended and continued from time to time. In June 2012, the shareholders approved certain amendments to the Rights Plan including continuing the Rights Plan until June 30, 2015 and providing a one-time exemption of the Large Note Holders (as defined in the Restructuring Agreement) from triggering the Plan as a result of the Restructuring (See Note 11, Convertible Notes). The Rights Plan is designed to give the Board of Director's time to consider alternatives, allow shareholders time to properly assess the merits of a bid and ensure they receive full and fair value for their common shares. One right is issued in respect of each outstanding share. The rights become exercisable only when a person, including any party related to it or acting jointly with it, acquires or announces its intention to acquire 20% or more of the Company's outstanding shares without complying with the "permitted bid" provisions of the Rights Plan. Each right would, on exercise, entitle the holder, other than the acquiring person and related persons, to purchase Class A common shares of the Company at a 50% discount to the market price at the time.